Rule 497(e)
                                      Registration Nos. 333-174332 and 811-22559


                      FIRST TRUST EXCHANGE-TRADED FUND IV
                                 (the "Trust")

                    FIRST TRUST ENHANCED SHORT MATURITY ETF
                                  (the "Fund")

                      SUPPLEMENT TO THE FUND'S PROSPECTUS
                              DATED MARCH 2, 2015


                            DATED SEPTEMBER 24, 2015


      Notwithstanding anything to the contrary in the Fund's Prospectus, the following person serves as an additional portfolio manager of the Fund:


      ERIC R. MAISEL, VICE PRESIDENT OF FIRST TRUST PORTFOLIOS L.P. Eric R. Maisel joined First Trust Portfolios in March 2011 and is a Vice President and Fixed Income Portfolio Manager of First Trust. He has over 19 years of investment experience. His previous positions include Senior Portfolio Manager for the Ascendant Structured Credit Opportunity Fund, Managing Director and Senior Portfolio Manager for the Black River Global Credit Fund, Vice President and Senior Trader for the Cargill Financial Markets Group and Senior Corporate Bond Trader for American General Corporation. Eric earned his B.A., summa cum laude, from the University of Pittsburgh, and his M.Sc. from Oxford University - which he attended on a British Marshall Scholarship. He is also a member of the CFA Society of Chicago and the CFA Institute.


   PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE